SETTLEMENT AGREEMENT WITH MUTUAL RELEASES

This Settlement Agreement (hereinafter, "Agreement") is entered into by and between Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. ("Green Equity Holdings"), Biz Com USA, Inc., and Hank Klein individually on the other hand, this 17th day of June 2011.

Recitals

WHEREAS, Biz Com USA, Inc. entered into that certain licensing agreement, dated March 05, 2007(the "Licensing Agreement"), by and between Biz Com USA, Inc, and Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc.; and

WHEREAS, pursuant to the terms of the Licensing Agreement, Biz Com USA, Inc. agreed to issue to Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. licensing fees and compensation comprising (i) upwards of 1,000,000 shares of the common stock of Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. (the "Equity Compensation"), and (ii) an interest bearing note payable in the net amount of $389,861.00 (the "Note Payable"); and

WHEREAS, Biz Com USA, Inc.,, on or before January 1st, 2008, lost the rights and ownership of its FCC Licenses (the "Subject Assets") which Subject Assets served as the basis of the licensing rights purportedly transferred to Biz Com USA, Inc, pursuant to the terms of the Licensing Agreement; and

WHEREAS, Biz Com USA, Inc., has assigned its right to compensation in the licensing agreement to Hank Klein individually for unpaid consulting services owed to Hank Klein.

NOW THEREFORE in consideration of the following covenants and agreements, the Parties agree as follows:

1. The above recitals are affirmed and incorporated herein by reference.

2. The parties herein agree to the following terms and conditions to forever settle their dispute:

(a) Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. shall issue to Hank Klein individually 1,000,000 common shares in full satisfaction of Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. performance pursuant to the licensing agreement dated March 05, 2007; and

(b) Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. hereby forbears and gives up any and all right, title and interest in the Licensing Agreement, and in exchange Biz Com USA, Inc. and Hank Klein individually releases Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. from any obligations related to payment of license fees or any other matter under the specific terms of the Licensing Agreement, including, without limitation, any obligation under the Note Payable.

3. The parties hereto, and each of them, represent and warrant that they have not assigned or transferred, or purported to assign or transfer, to any person or entity any of the claims, debts or rights to be settled herein.

4. General Releases: Biz Com USA, Inc., its employees, representatives, attorneys, agents, successors and assignees, and Green Equity Holdings, Inc. F/K/A CX2 Technologies, Inc. on behalf of itself, and its representatives, attorneys, accountants, agents, successors, members, and assigns and each and all of them, hereby fully, forever waive, release, and discharge each other of, from, and against any and all claims, demands, debts, liabilities, obligations, expenses, damages, actions, causes of action, rights of indemnity, liens, and remedies, of every kind arising out of any and all allegations as contained in the Licensing Agreement and Note Payable.

5. The parties jointly and severally acknowledge that they are aware that this General Release constitutes a complete and final bar to any and all claims which each or any of the parties might have

against each other as well as against the legal representatives, assigns, predecessors, successors, affiliates, subsidiaries, past and present officers, directors, stockholders, fiduciaries, agents, and employees of any of them.

6. The parties agree to execute any and all other documents reasonably necessary to effectuate the terms of this Agreement and agree to effectuate its terms and cooperate with each other in good faith.

7. The parties hereto and each of them, declare that in executing this Agreement they rely solely upon their own judgment, belief and knowledge and the advise and recommendations of their own independently selected counsel concerning the nature, extent, and duration of the rights and claims, and that they have not been influenced to any extent whatsoever in executing the same by any other parties hereto or by any person representing them, or any of them.

8. Each of the parties represents that the persons and entities executing this agreement have the legal authority to do so and individuals signing on behalf of an entity are properly authorized to execute this agreement on behalf of the entity.

9. For the convenience of the parties, this Agreement may be executed in one or more facsimile counterparts all of which together shall be considered an original. All of the counterparts shall constitute one and the same Agreement after signatures by all of the parties.

10. This document contains the entire Agreement and understanding concerning the subject matter among the parties and supersedes and replaces all prior negotiations and proposed agreements, whether written or oral. Each of the parties acknowledges no other party, nor any agent or attorney of any other party, has made any promise, representation or warranty whatsoever, express or implied, not contained in this Agreement, concerning the subject matter hereof, to induce them to execute this Agreement and abide by the terms and conditions contained herein and each party acknowledges each has not executed this Agreement in reliance on any such promise, representation or warranty not expressly contained herein.

11. The provisions of this Agreement are severable, and should any provision for any reason be unenforceable, the balance shall nonetheless be of full force and effect.

12. If any provision of this Agreement shall be found by a court of competent jurisdiction to be void, invalid or unenforceable, it shall in no way affect any other provision of this Agreement, the application of any such provision in any other circumstance, or the validity or enforceability of this Agreement, and any provision which is found to be void, invalid or unenforceable shall be limited only to the extent necessary to bring such provision within the requirements of the law.

13. In the event that any action, suit or proceeding is brought concerning the validity, performance or enforcement of this Agreement, or any provision thereof, or any of the matters settled hereby, the prevailing party in such action, suit or proceeding shall be entitled to reasonable attorney's fees and costs of litigation.

14. This Agreement is entered into in the State of Florida and shall be interpreted in accordance with the laws of Florida and enforced and interpreted by its courts. For that purpose, in the event of any controversy or claim arising out of or relating to this Agreement, the parties hereto consent to the jurisdiction and venue of an appropriate court located in Broward County, State of Florida. This Agreement shall not be construed as being drafted by any one party and any uncertainty or ambiguity existing in this Agreement shall not be interpreted against any party to the subject dispute.

15. The parties do not agree, and do not intend this Agreement to inure to the benefit of any third parties, or any other party who is not a party to this Agreement.

16. The parties hereto shall bear their own costs and attorneys' fees incurred in connection with the disputes as described in the settlement thereof. In the event of a breach of this Agreement the prevailing party shall be entitled to their attorney fees and costs.

17. This agreement is intended to be a confidential settlement between the parties and as such all the parties hereto agree that the terms and conditions of this Settlement Agreement shall remain in confidence between the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth below.

By: ______________________
Raimundo Dias
Sole Director
Green Equity Holdings, Inc.

Dated: 6·21·2011

By: ______________________
Hank Klein
President
Biz Com USA, Inc.

Dated: 6/21/2011

By: ______________________
Hank Klein
Individually

Dated: 6/21/2011

Green Equity Holdings, Inc.
Transactions by Account
As of June 16, 2011

Type	Date	Num	Name	Memo	Split	Amount
2075 · Notes Payable - Related Parties						
2080 · Note Payable - Bizcom USA, Inc.						
Deposit	5/15/2006		BizCom USA, Inc.	Promissory Note to BizCom $12,284	1015 · Bank of America - Old Checking	12,284.00
Deposit	5/16/2006		BizCom USA, Inc.	Promissory Note to BizCom $12,216	1015 · Bank of America - Old Checking	12,216.00
Deposit	5/24/2006		BizCom USA, Inc.	Promissory Note to BizCom $6,700	1015 · Bank of America - Old Checking	6,700.00
Deposit	6/8/2006		BizCom USA, Inc.	Promissory Note to BizCom $17,000	1015 · Bank of America - Old Checking	17,000.00
Deposit	6/15/2006		BizCom USA, Inc.	Promissory Note to BizCom $10,400	1015 · Bank of America - Old Checking	10,400.00
Deposit	6/20/2006		BizCom USA, Inc.	Promissory Note to BizCom $5,000	1015 · Bank of America - Old Checking	5,000.00
Deposit	6/20/2006		BizCom USA, Inc.	Promissory Note to BizCom $5,000	1015 · Bank of America - Old Checking	5,000.00
Deposit	6/28/2006		BizCom USA, Inc.	Promissory Note to BizCom $8,000	1015 · Bank of America - Old Checking	8,000.00
Deposit	7/13/2006		BizCom USA, Inc.	Promissory Note to BizCom $7,000	1015 · Bank of America - Old Checking	7,000.00
Check	7/13/2006	1056	BizCom USA, Inc.	Repayment on Note	1015 · Bank of America - Old Checking	-18,000.00
Check	7/18/2006		BizCom USA, Inc.	Repayment on Note	1015 · Bank of America - Old Checking	-5,500.00
Deposit	7/27/2006		BizCom USA, Inc.	Promissory Note to BizCom $19,000	1015 · Bank of America - Old Checking	19,000.00
Check	7/28/2006	1058	BizCom USA, Inc.	Repayment on Note	1015 · Bank of America - Old Checking	-17,000.00
Check	7/31/2006		BizCom USA, Inc.	Wire Transfer -Promissory Note $6,500	1015 · Bank of America - Old Checking	-6,500.00
Deposit	8/2/2006		BizCom USA, Inc.	Promissory Note to BizCom $10,000	1015 · Bank of America - Old Checking	10,000.00
Check	8/2/2006	1061	BizCom USA, Inc.	Repayment on Note	1015 · Bank of America - Old Checking	-4,500.00
Check	8/11/2006	1064	BizCom USA, Inc.	Repayment on Note	1015 · Bank of America - Old Checking	-50,000.00
Check	8/14/2006		BizCom USA, Inc.	Repayment on Note	1015 · Bank of America - Old Checking	-11,100.00
Deposit	11/18/2006		BizCom USA, Inc.	Promissory Note $ 9,000	1015 · Bank of America - Old Checking	9,000.00
Deposit	12/12/2006		BizCom USA, Inc.	Promissory Note $ 5,500	1015 · Bank of America - Old Checking	5,500.00
Deposit	12/19/2006		BizCom USA, Inc.	Promissory Note $ 5,000	1015 · Bank of America - Old Checking	5,000.00
Check	1/8/2007	1096	BizCom USA, Inc.	Note Repayment	1015 · Bank of America - Old Checking	-7,600.00
Check	1/9/2007	1097	BizCom USA, Inc.	Note Repayment	1015 · Bank of America - Old Checking	-8,700.00
General Journal	2/26/2007	64		Licensing Agreement & Asset Purchase	1590 · Communications Equipment	525,000.00
General Journal	2/26/2007	66		Payment to Bizcom on Note Payable	1015 · Bank of America - Old Checking	0.00
General Journal	2/26/2007	69		Reclassify all accounts with Bizcom	1240 · Prepaid Licensing Fees	-563.00
Check	2/26/2007		BizCom USA, Inc.	$40K payment against $25K monthly fees	1015 · Bank of America - Old Checking	-40,000.00
General Journal	3/31/2007	119		Reclass Long-Term Portion of Note	2900 · Notes Payable - Bizcom USA, Inc	-181,792.25
Check	9/28/2007	1174	BizCom USA, Inc.		1015 · Bank of America - Old Checking	-2,000.00
General Journal	9/30/2007	77		To adjust to 9/30/07 financials.	1600 · Accumulated Depreciation	125,052.70
General Journal	12/31/2007	78		Reclassify note payments.	2900 · Notes Payable - Bizcom USA, Inc	-58,200.00
General Journal	3/31/2008	AJE 1		Auditor provided entry to record interest due o...	6200 · Interest Expense	6,042.00
General Journal	9/30/2008	37	BizCom USA, Inc.	Record interest on note.	6200 · Interest Expense	4,728.90
General Journal	3/31/2009	DEP			3250 · Retained Earnings (Deficit)	9,637.00
General Journal	12/31/2010	adj 86			1110 · Note receivable - Bizcom USA	-1,244.58
Total 2080 · Note Payable - Bizcom USA, Inc.						389,860.77
Total 2075 · Notes Payable - Related Parties						389,860.77
TOTAL						**389,860.77**

Green Equity Holdings, Inc.
Transactions by Account
As of June 16, 2011

Balance
0.00
0.00
12,284.00
24,500.00
31,200.00
48,200.00
58,600.00
63,600.00
68,600.00
76,600.00
83,600.00
65,600.00
60,100.00
79,100.00
62,100.00
55,600.00
65,600.00
61,100.00
11,100.00
0.00
9,000.00
14,500.00
19,500.00
11,900.00
3,200.00
528,200.00
528,200.00
527,637.00
487,637.00
305,844.75
303,844.75
428,897.45
370,697.45
376,739.45
381,468.35
391,105.35
389,860.77
389,860.77
389,860.77
389,860.77